                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                         MYLEX CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                        MERRILL CORPORATION
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                   MYLEX LOGO
                               MYLEX CORPORATION
                               ------------------

                            NOTICE OF ANNUAL MEETING
                                OF SHAREHOLDERS

                            ------------------------

                                 APRIL 24, 1995

TO THE SHAREHOLDER:

    NOTICE IS HEREBY GIVEN that the 1995 Annual Meeting of Shareholders of Mylex Corporation, a Florida corporation (the "Company"), will be held on Monday, April 24, 1995, at 2:00 p.m. at the principal executive offices of the Company located at 34551 Ardenwood Blvd., Fremont, California 94555, for the following purposes.

        1. To elect directors to serve for the following year and until their successors are duly elected.

        2. To approve an amendment to the Company's 1993 Stock Option Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 700,000 shares.

        3. To ratify the appointment of KPMG Peat Markwick LLP as independent public accountants of the Company for the fiscal year ending December 31, 1995.

        4. To transact such other business as may properly come before the meeting or any adjournments thereof.

    The following items of business are more fully described in the Proxy Statement accompanying this notice.

    Only shareholders of record at the close of business on March 23, 1995, are entitled to notice of and to vote at the meeting.

    All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she previously returned a Proxy.

                                          Sincerely,
                                          [SIG]

                                          Al Montross
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Fremont, California
March 23, 1995

                             YOUR VOTE IS IMPORTANT.
 IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                   MYLEX LOGO
                               MYLEX CORPORATION
                               ------------------

                                PROXY STATEMENT
                      1995 ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

                                 APRIL 24, 1995

GENERAL

    The enclosed Proxy is solicited on behalf of Mylex Corporation (the "Company") for the Annual Meeting of Shareholders to be held on April 24, 1995, at 2:00 p.m. at the principal executive offices of the Company located at 34551 Ardenwood Blvd., Fremont, California 94555, or any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Company's telephone number is (510) 796-6100.

    These proxy solicitation materials were mailed on or about March 23, 1995, to all shareholders entitled to vote at the meeting.

RECORD DATE AND SHARES OUTSTANDING

    Only shareholders of record at the close of business on March 23, 1995 (the "Record Date") are entitled to receive notice of and to vote at the meeting. The issued and outstanding voting securities of the Company at the Record Date consisted of 14,390,111 shares of Common Stock, par value $0.01.

REVOCABILITY OF PROXIES

    The enclosed Proxy is revocable at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date. If a person who has executed and returned a proxy is present at the meeting and wishes to vote in person, he or she may elect to do so and thereby suspend the power of the proxy holders to his or her proxy.

VOTING AND SOLICITATION

    Each outstanding share of the Company's Common Stock is entitled to one vote on all matters submitted to a vote at a meeting of shareholders.

    The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegraph, telefax, or otherwise.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

    The Company Bylaws provide that the presence in person or by proxy of shareholders holding a majority of the shares of stock issued and outstanding and entitled to vote thereon shall constitute a quorum at an annual meeting of shareholders.

    For determining whether a proposal has received a majority vote, abstentions will be included in the vote totals, with the result that an abstention will have the same effect as a negative vote. In instances where brokers are prohibited from exercising discretionary authority for beneficial holders who have not returned a proxy (so called "broker non-votes"), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote. However, broker non-votes, shares that abstain and shares for which the authority to vote is withheld on certain matters will be treated as present for quorum purposes on all matters.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

    Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 1996 Annual Meeting must be received by the Company no later that November 24, 1995, in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

NOMINEES

    A board of six directors is to be elected at the meeting. Until otherwise instructed, the proxy holders will vote all of the proxies received by them for each of the Company's six nominees named below. Each of the nominees is currently a director of the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders and until his successor has been elected and qualified.

    The names of the nominees of management and certain information about them are set forth below.

                                                                                               DIRECTOR
        NAME          AGE                        PRINCIPAL OCCUPATION                           SINCE
- --------------------  --- -------------------------------------------------------------------  --------
Mr. Ismael Dudhia     60  Independent Consultant                                                 1991
Dr. M. Yaqub Mirza    48  President and Chief Executive Officer of Mar-Jac Investments, Inc.     1988
Dr. Inder M. Singh    48  President of Lynx Real-Time System, Inc.                               1986
Mr. Richard Love      61  Principal, RJL Capital management                                      1993
Mr. Al Montross       58  President and Chief Executive Officer of the Company                   1994
Mr. Stephen McKenzie  65  Chief Executive Officer, Resource Management                           1995

    Except as set forth below, each of the nominees has been engaged in the principal occupation described above during the past five years.

ISMAEL DUDHIA

    Mr. Ismael Dudhia was elected Director of the Company in July 1991 and became Chairman in December 1993. From 1983 until October 1991, Mr. Dudhia was Chairman of the Board and active in the management of Coolidge Bank and Trust Company of Boston, Massachusetts, which was wholly owned by Mr. Dudhia from 1986 until 1991. In 1991, principally as a result of the local and national recession and significant declines in the real estate market in the Boston, Massachusetts area, Coolidge was declared insolvent and its assets were sold by the Federal Deposit Insurance Corporation to another bank. In 1961, Mr. Dudhia obtained a degree of Barrister-at-Law from Lincolns Inn, an education institution in England. From November 1993 until April 1994, Mr. Dudhia served as a director and Chairman of Northgate Computer Systems, Inc. a Minnesota based computer company ("Northgate"). See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

M. YAQUB MIRZA

    Dr. M. Yaqub Mirza has served as a Director of the Company since December 1988 and served as Secretary since February 1989. He is currently President and Chief Executive Officer of Mar-Jac Investments, Inc. an investment and management consulting firm in Herndon, Virginia. He currently serves as a Trustee and treasurer on the Board of Trustees of Amana Mutual Funds Trust, a mutual fund registered pursuant to the Investment Company Act of 1940. He is also
Chairman of the Board of Jugos Concetrados, S.A., which is traded on the Santiago, Chile, Stock Exchange. Dr. Mirza also serves as an officer of Safa Trust, Inc. Dr. Mirza holds a doctorate in physics from the University of Texas. From July 1992 until April 1994, Dr. Mirza served as a member of the Board of Directors of Northgate. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

INDER M. SINGH

    Dr. Inder M. Singh has served as a Director of the Company since December 1986 and as the Company's Treasurer from February 1989 to November 1989. Since March 1988, Dr. Singh has been the President of Lynx Real-Time System, Inc., a software company. From April 1985 to March 1988, he was the owner and operator of Simran Associates, a California Computer consulting firm. From March 1982 to March 1985, he served as President of Excelan, Inc., a California computer networking company. Before forming Excelan, Inc., Dr. Singh held executive level positions with Zilog Incorporated and Amdahl Corporation, both of which are California electronic manufacturing companies. Dr. Singh holds a doctorate in Electrical Engineering from Yale University.

RICHARD LOVE

    Mr. Richard Love has served as a Director of the Company since July 1993 and was appointed Treasurer in January 1995. Mr. Love is currently a principal of RJL Capital Management of Santa Barbara, an investment management firm. From 1973 to 1988, Mr. Love served as an investment counselor, then senior partner, with Loomis, Sayles & Co. Before joining Loomis, Sayles & Co., Mr. Love held positions with James Capel Investment Banking of San Francisco from 1969-1973 and with Stein, Roe & Farnham of Chicago as investment counsel and partner from 1959 to 1969. Mr. Love attended the Lawrenceville School and received a Bachelor's degree in Metallurgical Engineering from Cornell University in 1956. He is an ICAA Chartered Investment Counselor. From July 1992 to September 1993, Mr. Love served as a member of the Board of Directors of Northgate. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

AL MONTROSS

    Mr. Montross was appointed President and Chief Executive Officer of the Company on April 1, 1994. Mr. Montross became a Director in May 1994. In September 1993, Mr. Montross joined the Company as Executive Vice President and in December 1993 was appointed Acting President and Chief Operating Officer. From August 1992 to September 1993 he held the position of Senior Vice President at Distributed Processing Technology of Maitland, Florida, a computer peripherals manufacturer. From 1989 to 1992, Mr. Montross held the position of President and Chief Operating officer at Inacomp Computer Centers, Inc., of Troy Michigan, a major national computer equipment retailer. He currently serves as a director of American Speedy Printing Centers, Inc. of Bloomfield Hills, Michigan. Mr. Montross holds a Bachelor's degree in Economics from Siena College in New York.

STEPHEN MCKENZIE

    Mr. Mckenzie was appointed Director in January 1995. Mr. McKenzie is currently Chief Executive Officer, Resource Management of San Jose, California, a receivable financing company. From December 1989 to January 1991 he was Senior Vice President of Sales and Marketing and Cofounder of Reply Corporation, a California manufacturer of microchannel personal computers. Prior to Reply, from February 1987 to September 1989, Mr. McKenzie was President of Acer America, Inc., a computer clone manufacturer. He currently serves as the Chairman of the Board of Microspeed Corporation, of Fremont California, a manufacturer of personal computer input devices. Mr. McKenzie holds a Bachelor's degree in Political Science from the University of Nebraska.

VOTE REQUIRED

    The six nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors.

    THE COMPANY'S MANAGEMENT RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED ABOVE.

                                  PROPOSAL TWO
                    AMENDMENTS TO THE 1993 STOCK OPTION PLAN

    The Company's 1993 Employee Stock Option Plan (the "Option Plan"), was approved by the Board of Directors on May 9, 1993 and by the shareholders on July 26, 1993. As of December 31, 1994, options to purchase 1,297,250 shares have been granted and were outstanding and 128,750 shares remained available for future grants.

PROPOSED AMENDMENTS

    On January 23, 1995, the Board, subject to shareholder approval, approved an amendment increasing the number of shares reserved for issuance by an additional 700,000, for an aggregate of 2,075,000 shares reserved for issuance under the Option Plan.

VOTE REQUIRED

    The affirmative vote of the holder of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) will be required to approve the amendments to the Option Plan.

    THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENTS TO THE OPTION PLAN.

SUMMARY OF THE OPTION PLAN

    PURPOSE. The principal purpose of the Option Plan is to provide equity incentives to the Company's employees, consultants, and outside directors by enabling them to participate in the Company's success and to encourage the participants' continued service to the Company.

    ADMINISTRATION. The Option Plan is administered by the Board of Directors of the Company or a committee that is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and other applicable laws (the "Administrator"). The Administrator has the power to determine eligibility to receive an option, the terms of options granted, including the exercise or purchase price, number of shares subject to the option, the vesting schedule and the term of the option.

    ELIGIBILITY. The Option Plan provides that options may be granted to employees (including officers and directors who are also employees), of the company or any parent or majority-owned subsidiary, and members of the Board of Directors of the Company who are Outside Directors. As of the Record Date, there were 143 employees, 2 consultants and 5 Outside Directors eligible to be granted Options under the Option Plan. Incentive stock options may be granted only to employees. Except with respect to Outside Directors, the Administrator selects the optionees and determines the number of shares to be subject to each option and the time or times at which shares become exercisable under the option. In making such determination, the duties and responsibilities of the employee or consultant, the value of his or her services, his or her present and potential contribution to the success of the Company, the anticipated number of years of future service, and other relevant factors are taken into account. Generally, such options become exercisable or "vest" over a three to four year period. Each option may be exercised only to the extent it is vested.

    OUTSIDE DIRECTORS' OPTIONS. The Option Plan provides that a nonstatutory option to purchase 50,000 shares of the Company's Common Stock (the "First Option") shall be automatically granted (the "Automatic Grant Program") to Outside Directors who are elected or appointed to the Board subsequent to May 9, 1993. An additional option to purchase 50,000 shares of the Company's Common Stock shall be automatically grated to Outside Directors who receive the First Option, and who remain on the Board of Directors of the Company three years following the grant of the First Option. This additional Option shall be the "Second Option." The exercise price of options granted under the Automatic Grant Program is the fair market value of the Company's Common Stock on the date of the automatic grant. Outside Directors may not be granted options under the Option Plan except under the Automatic Grant Program. The First Option becomes exercisable cumulatively with respect to

1/36 of the underlying shares on the first day of each month following the date of grant of such option. The Second Option becomes exercisable cumulatively with respect to 1/60 of the underlying shares on the first day of each month following the date of grant of such option.

    TERMS OF OPTIONS. The terms of options granted under the Option Plan, (other than options granted to Outside Directors pursuant to the Automatic Grant Program, (the "Outside Director Options"), are determined by the Administrator. Each option granted under the Option Plan is evidenced by a written stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:

        (a) EXERCISE OF OPTION. An option granted under the Option Plan is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company. Payment for shares issued upon exercise of an option may consist of cash, check, promissory note, other shares of the Company's Common Stock or any combination of such methods of payment, or such other consideration and method of payment as is permitted under the law.

        (b) EXERCISE PRICE. The per share exercise price of options under the Option Plan (other than Outside Director Options) is determined by the Administrator and, in the case of incentive stock options, may not be less than 100% of the fair market value on the date of grant. The Administrator may grant non-statutory stock options at less than fair market value. For so long as the Company's Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System, the fair market value of a share of Common Stock shall be the closing sale price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of grant of the Option, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.

        (c) TERMINATION OF STATUS AS AN EMPLOYEE, CONSULTANT, OR OUTSIDE DIRECTOR. If the optionee's employment or consulting relationship with the Company or status as an Outside Director is terminated for any reason (other than death or disability), options may be exercised within six (6) months (or such other period of time not exceeding six (6) months as is determined by the Administrator) after such termination as to all or part of the shares as to which the optionee was entitled to exercise at the date of such termination.

        (d)   DEATH OR DISABILITY OF OPTIONEE.   Options may be exercised within
    no more than twelve (12) months following termination because of a permanent and total disability or by the employee's estate after his or her death.

        (e) TERMS AND TERMINATION OF OPTIONS. Options granted under the Option Plan may have a term of up to ten (10) years. No option may be exercised by any person after the expiration of its term. In the case of an incentive stock option granted to an optionee who, immediately before the grant of such option, owns more than 10% of the voting power or value of all classes of stock of the Company, the term of such incentive stock option may not exceed five (5) years.

        (f) TRANSFERABILITY OF OPTIONS. An option is not transferable by the optionee, other than by will or the laws of descent or distribution, and is exercisable during the optionee's life time only by the optionee. In the event of the optionee's death, options may be exercised by a person who acquires the right to exercise the option by bequest or inheritance.

        (g)   OTHER  PROVISIONS.   The option  agreement may  contain such other
    terms, provisions, and conditions not inconsistent with the Option Plan as may be determined by the Administrator.

    CHANGES IN CAPITALIZATION. In the event a change, such as a stock split or stock dividend payable in Common Stock, is made in the Company's capitalization that results in an exchange of Common Stock for a greater or lesser number of shares without receipt of consideration by the Company, appropriate adjustment shall be made in the option price and number of shares subject to outstanding options. Appropriate adjustment will also be made in the number of shares of Common Stock that have been authorized for issuance under the Option Plan but as to which no options have yet been granted or which have been returned to the Option Plan upon cancellation of an option. Such adjustments shall be made by the Board of Directors, whose determination shall be final and conclusive, subject to any required action by the shareholders of the Company.

    In the event of the proposed dissolution or liquidation of the Company, options outstanding under the Option Plan will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its discretion, declare that any outstanding option (except an Outside Director Option) shall terminate as of a date fixed by the Board and give each optionee the right to exercise his or her option as to all or any part of the optioned stock, including shares as to which the option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, outstanding options shall be assumed or an equivalent option shall be substituted by such successor corporation (or a parent or subsidiary of such successor corporation), unless such successor corporation does not agree to assume the options or to substitute an equivalent option, in which case the optionee shall have the right to exercise all outstanding options as to all of the optioned stock, including shares as to which the option would not otherwise be exercisable. If the Board makes an outstanding option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the optionee that his or her outstanding options shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the option will terminate upon the expiration of such period.

    AMENDMENT AND TERMINATION OF THE OPTION PLAN. Except with respect to the Automatic Grant Program, the Board may amend or terminate the Option Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3 promulgated under the Exchange Act, or with Section 422 of the Code or any other successor or applicable law or regulation, the Company shall obtain shareholder approval of any Option Plan amendment in such a manner and to such a degree as is required by the applicable law, rule, or regulation. The automatic Grant Program may not be amended more than once every six months. Any amendment or termination of the Option Plan shall not affect options already granted and such options shall remain in full force and effect as if the Option Plan had not been amended or terminated, unless mutually agreed otherwise between the optionee and the Board, which agreement must be in writing and signed by the optionee and the Company.

    In any event, the Option Plan shall terminate in 2003. Any options outstanding under the Option Plan at the time of its termination shall remain outstanding until they expire by their terms.

    TAX  INFORMATION.   Options  granted  under the  Option  Plan may  be either
"Incentive  stock  options,"  as  defined  in  Section  422  of  the  Code,   or
nonstatutory options.

    INCENTIVE STOCK OPTIONS. If an option granted under the Option Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to the exercise unless the option is subject to the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option, regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two (2) years after grant of the option and one (1) year after receipt of the shares by the optionee, any gain will be treated as a long-term capital gain. If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the price of the stock. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer; director; or 10% shareholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income, will be characterized as long-term capital gain. Currently, tax on net capital gain (net long-term capital gain minus net short-term capital loss) is capped at 28%. Capital losses are allowed in full against capital gains plus $3,000 of other income.

    NONSTATUTORY OPTIONS. All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the option price. In certain circumstances, where the shares are subject to a substantial risk or forfeiture when acquired or where the optionee is an officer, director, or 10% shareholder of the Company, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss.

    The Company will be entitled to a tax deduction in the amount and at the time that the Optionee recognizes ordinary income with respect to shares acquired upon exercise of a nonstatutory option.

    The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Option Plan, does not purport to be complete and does not discuss the income tax laws of any municipality, state, or foreign country in which an optionee may reside.

    STOCK PRICE. The closing price of a share of Common Stock on the NASDAQ National Market System on March 23, 1995, was $8.875.

    PLAN BENEFITS. The Company cannot now determine the number of options to be received in the future by the executive officers named under "EXECUTIVE OFFICER COMPENSATION -- Summary Compensation Table," all current executive officers as a group or all employees (including current officers who are not executive officers) as a group. See "EXECUTIVE COMPENSATION -- Option Grants in the Last Fiscal Year" for the number of stock options granted to the executive officers named in the Summary Compensation Table in the fiscal year ended December 31, 1994. In the fiscal year ended December 31, 1994, options to purchase 285,000 shares of the Common Stock of the Company were granted to all current executive officers as a group and options to purchase 361,250 shares of Common Stock of the Company were granted to all employees (including current officers who are not executive officers).

                                 PROPOSAL THREE
         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    Management has selected KPMG Peat Marwick LLP, independent public accountants, to audit the books, records and accounts of the Company for the current fiscal year ending December 31, 1995. KPMG Peat Marwick LLP has audited the Company's financial statements since the fiscal year ended December 31, 1987.

    The affirmative vote of the holders of a majority of the Company's Common Stock represented and voting at the Annual Meeting will be required to approve and ratify the Board's selection of KPMG Peat Marwick LLP. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

    A representative of KPMG Peat Marwick LLP is expected to be available at the Annual meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS FOR THE 1995 FISCAL YEAR.

               MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

    The Board of Directors of the Company held a total of eight meetings during fiscal 1994. During fiscal 1994, no director attended fewer than seventy-five percent (75%) of the meetings of the Board of Directors and committees thereof, if any, upon which such director served. The board of Directors in 1994 had an Audit Committee and a Compensation and Stock Option Plan Committee. For the fiscal year 1995, the Compensation and Stock Option Plan Committee has been split into separate committees; Compensation Committee and Stock Option Plan Committee.

    During fiscal 1994, the Audit Committee consisted of Messrs., Dudhia, Mirza and Singh which met once. The Audit Committee approves the engagement of and the services to be performed by the Company's independent auditors and review the Company's accounting principles and its system of internal accounting controls. For 1995, the Audit Committee shall consist of Messrs., Love, McKenzie, Mirza and Singh.

    The Compensation and Stock Option Plan Committee met two times in fiscal 1994 and consisted of Messrs. Dudhia, Singh and Love. The charter of the combined Compensation and Stock Option Plan committee were (i) to review and approve the Company's executive compensation policy and distributions to officers under the Executive Incentive Plan and (ii) to review and approve grants of stock options to employees, including officers, of the Company. For 1995 the combined committee shall be separated into two committees; Compensation Committee and Stock Option Plan Committee. The Compensation Committee shall consist of Messrs., Dudhia, Love and Singh. The Stock Option Plan Committee shall consist of Messrs., Dudhia, Mirza and Montross.

    The Board of Directors does not have a Nominating Committee or any committee performing similar functions.

                           COMPENSATION OF DIRECTORS

    The Company's outside directors are remunerated for each Board of Directors meeting attended by the respective director. Since June 25, 1990, the outside directors of the Board have been paid a fee of $1,000 per meeting and since October 1994, each outside director is paid a $500 fee for each telephonic meeting. In addition, outside directors are entitled to participate in the Company's Option Plan. See "PROPOSAL TWO -- AMENDMENTS TO THE 1993 STOCK OPTION PLAN -- Summary of the Option Plan."

          SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

    The following table set forth the beneficial ownership of Common Stock as of the Record Date, (i) by each director, (ii) by each executive officer named in the Summary Compensation Table, (iii) by all directors and executive officers as a group and (iv) by all persons known to the Company to be the beneficial owners of more than five percent of the Company's Common Stock:

                                                                       APPROXIMATE       PERCENT
NAME                                                                      SHARES        OF CLASS
- -------------------------------------------------------------------  ----------------  -----------
Mr. Al Montross ...................................................         35,000(1)       0.23%
34551 Ardenwood Blvd.
Fremont, CA 94555
Ms. Colleen Meyers ................................................         15,834(2)       0.10%
34551 Ardenwood Blvd.
Fremont, CA 94555
Dr. Parveen Gupta .................................................        160,000(3)       1.05%
34551 Ardenwood Blvd.
Fremont, CA 94555

                                                                       APPROXIMATE       PERCENT
NAME                                                                      SHARES        OF CLASS
- -------------------------------------------------------------------  ----------------  -----------
Mr. Peter Shambora ................................................          9,500(4)       0.06%
34551 Ardenwood Blvd.
Fremont, CA 94555
Mr. Sherman Tom ...................................................         17,250(5)       0.11%
34551 Ardenwood Blvd.
Fremont, CA 94555
Mr. Ismael Dudhia .................................................         78,326(6)       0.51%
34551 Ardenwood Blvd.
Fremont, CA 94555
Dr. Inder M. Singh ................................................        200,826(7)       1.31%
34551 Ardenwood Blvd.
Fremont, CA 94555
Dr. M. Yaqub Mirza ................................................        863,418(8)       5.65%
34551 Ardenwood Blvd.
Fremont, CA 94555
Mr. Richard Love ..................................................        461,036(9)       3.01%
34551 Ardenwood Blvd.
Fremont, CA 94555
Mr. Stephen McKenzie ..............................................          1,389(10)      0.01%
34551 Ardenwood Blvd.
Fremont, CA 94555
All current directors and executive officers as a group
 (11 persons) .....................................................      1,905,079(11)     12.46%
34551 Ardenwood Blvd.
Fremont, CA 94555
George Valente and group ..........................................      1,140,636(12)      7.46%
1200 Oliver Road
Fairfield, CA 94533

- ------------------------
 (1) Includes options of 25,000 shares exercisable within sixty days of Record Date.

 (2) Includes options of 15,834 shares exercisable within sixty days of Record Date.

 (3) Includes options of 160,000 shares exercisable within sixty days of Record Date.

 (4) Includes options of 9,500 shares exercisable within sixty days of Record Date.

 (5) Includes options of 16,250 shares exercisable within sixty days of Record Date.

 (6) Includes a warrant to purchase 7,500 shares and options of 68,326 shares exercisable within sixty days of Record Date.

 (7) Includes options of 18,326 shares exercisable within sixty days of Record Date.

 (8) Includes 276,759 shares held in the name of Safa Trust. Dr. Mirza is an officer of SAFA Trust. Includes 375,000 shares held by Mar-Jac Investments, Inc. of which Dr. Mirza is an officer and director and, therefore, may be deemed to beneficially own such shares. However, Dr. Mirza disclaims beneficial ownership of all such shares.

 (9) Includes options of 30,558 shares exercisable within sixty days of Record Date.

(10) Includes options of 1,389 shares exercisable within sixty days of Record Date.

(11) Includes options and or warrants to purchase an aggregate of 506,565 shares of Common Stock exercisable within 60 days of the Record Date.

(12) The Company relies on a Form 13-D filed by George Valente and group with the Securities and Exchange Commission on August 10, 1993. The George
     Valente and group  consist of  the following persons  and entities:  George
     Valente,  Lena  Valente,  Green  Valley Ford  Profit  Sharing  Trust, Mauro
     Valente Trust and Metro Leasing and Investments.

                         EXECUTIVE OFFICER COMPENSATION

    The Summary Compensation Table sets forth information with respect to compensation earned for services rendered to the Company during each of the last three fiscal years for the current and the former Chief Executive Officer and each of the Company's other most highly compensated executive officers whose cash compensation exceeded $100,000 in 1994.

                                                                                         LONG-TERM
                                                        ANNUAL COMPENSATION            COMPENSATION
                                              ---------------------------------------  -------------
                                                                            OTHER       SECURITIES
                                                                           ANNUAL       UNDERLYING      ALL OTHER
                                                SALARY        BONUS     COMPENSATION      OPTIONS      COMPENSATION
   NAME AND PRINCIPAL POSITION       YEAR         ($)          ($)           ($)            (#)            ($)
- ---------------------------------  ---------  -----------  -----------  -------------  -------------  --------------
Mr. Al Montross (1)                     1994  $   200,000  $   398,771   $   6,480          430,000    $       0
 President and Chief Executive          1993       56,968       14,633      35,000                0            0
 Officer
Dr. Parveen Gupta                       1994      289,303            0       2,618          265,000            0
 Sr. Vice President and                 1993      162,635            0       1,800                0            0
 General Manager Disk                   1992       91,089            0           0                0            0
 Array Division
Ms. Colleen Meyers (2)                  1994      110,832       20,040         329           60,000            0
 Vice President Finance                 1993       67,685       10,000           0                0            0
 and Chief Financial                    1992       42,670        6,667           0                0            0
 Officer
Mr. Peter Shambora (3)                  1994      137,638       41,741       1,743           50,000            0
 Vice President, Sales and              1993       22,069        6,660           0                0            0
 Marketing
Mr. Sherman Tom (4)                     1994      106,816       24,844       2,119           65,000            0
 Vice President, Operations

- ------------------------
(1) Mr. Montross joined the Company in September 1993 as Executive Vice President, was appointed Acting President and Chief Operating Officer in December 1993 and was appointed President and Chief Executive Officer in April 1994.

(2)  Ms. Meyers was  promoted to Chief  Financial Officer in  December 1993.  In
     December  1994  she  became  Vice  President  Finance  and  Chief Financial
     Officer.

(3) Mr. Shambora joined the Company in October 1993 as Vice President, Sales and Marketing.

(4)  Mr. Tom joined the Company in February 1994 as Vice President, Operations.

OPTIONS GRANTED IN THE LAST FISCAL YEAR

    The following table discloses, for each executive named in the Summary Compensation Table (the "Named Executives"), options granted during the last fiscal year and the gain or "spread" that would be realized if the options were exercised on the expiration date, assuming that the Company's stock had appreciated at the level indicated, compounded annually over the life of the options.

                                                    INDIVIDUAL GRANTS                         POTENTIAL REALIZABLE
                               -----------------------------------------------------------      VALUE AT ASSUMED
                                                      % OF TOTAL                             ANNUAL RATES OF STOCK
                                    NUMBER OF           OPTIONS                              PRICE APPRECIATION FOR
                                   SECURITIES         GRANTED TO     EXERCISE                   OPTION TERMS (1)
                                   UNDERLYING        EMPLOYEES IN      PRICE    EXPIRATION  ------------------------
NAME                           OPTIONS GRANTED (#)    FISCAL YEAR     ($/SH)       DATE       5% ($)       10% ($)
- -----------------------------  -------------------  ---------------  ---------  ----------  -----------  -----------
Al Montross..................          100,000              15.5%    $    5.00     4/28/04  $   314,447  $   796,871
                                        30,000               4.6%        10.25    10/17/04      193,385      490,076
Peter Shambora...............           50,000               7.7%         5.00     4/28/04      157,224      398,436
Colleen Meyers...............           30,000               4.6%         6.63     1/27/04      124,993      316,756
                                        10,000               1.5%         5.75     7/27/04       36,161       91,640
Sherman Tom..................           65,000              10.1%         5.00     4/28/04      204,391      517,966

- ------------------------
(1)  Potential Realizable value less exercise price.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

    This table discloses the aggregate dollar value realized upon exercise of stock options in the last fiscal year by each Named Executive, as well as the total number of unexercised options and the aggregate dollar value of unexercised options held at the end of the last fiscal year.

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                                                                 OPTIONS AT 1993        IN-THE-MONEY OPTIONS AT 1994
                                    SHARES        VALUE        FISCAL YEAR-END (#)        FISCAL YEAR-END ($) (1)
                                 ACQUIRED ON    REALIZED    --------------------------  ----------------------------
NAME                             EXERCISE (#)      ($)      EXERCISABLE  UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- -------------------------------  ------------  -----------  -----------  -------------  -------------  -------------
Al Montross....................            0    $       0       60,000        370,000   $     397,530  $   2,237,060
Parveen Gupta..................            0            0      165,000        100,000       1,147,545        731,300
Peter Shambora.................            0            0       12,500         37,500          77,350        232,050
Colleen Meyers.................            0            0        8,334         51,666          57,613        273,667
Sherman Tom....................            0            0            0         65,000               0        402,220

- ------------------------
(1) Total value of options based on fair market value of Company stock of $11.188 as of December 31, 1994.

EMPLOYMENT AGREEMENTS

    On January 23, 1995 the Company and Mr. Montross agreed upon the basic terms to be included in his revised employment agreement. The agreement will be effective January 1, 1995 and extend for a term of four years or through December 31, 1998. The basic terms as agreed upon provide for an annual salary of $250,000 and a bonus based upon the Company's profitability. Additionally, the agreed upon terms include stock options to be granted as follows: 150,000 shares on January 23, 1995, 150,000 shares in January 1996 and 70,000 shares in January 1997.

EXECUTIVE OFFICERS

    The following provides information about the Company's executive officers who do not also serve as directors:

PARVEEN GUPTA

    Dr. Parveen Gupta, age 46 joined the Company in January 1990 as Vice President, OEM Sales. In April 1993, he was named Vice President and General Manager, Disk Array Division. In September 1993 he was promoted to Sr. Vice President and General Manager, Disk Array Division. From May 1989 until January 1990, he served as a general manager for HCL Limited, a computer manufacturer. From March 1988 through April 1989, he was Sales Manager and Technical Marketing Manager for Zilog, Campbell, California, responsible for their microprocessor and computer peripheral products. From October 1986 to November 1987, Dr. Gupta was Marketing manager of Visual Information Technologies, Plano, Texas, an image processing and graphic systems company. Prior to that time, he held positions with United Technologies, Mostek Division, Carrollton, Texas, for six years as product line manager of the VME Board and System level computer products, and was with Astronautics Corporation of America, Milwaukee, Wisconsin, for five years as a design engineer developing high end computer systems. He received a doctorate in Electrical Engineering from the University of Wisconsin in 1973.

COLLEEN MEYERS

    Ms. Colleen Meyers, age 41, joined the Company in April 1992 as Controller and in December 1993 she was appointed Chief Financial Officer. As of December 1994 she was appointed Vice President Finance and Chief Financial Officer. From November 1989 until August 1991, she served as Controller of Voicemail International, Inc., a voice messaging equipment manufacturer. From March 1987 through June 1989, she was Assistant Controller for Alcatel Business Systems, Inc., a group of computer peripheral manufacturers and telecommunications companies. From 1978 to 1987, Ms. Meyers held a series of financial management positions with ITT Courier Terminal Systems of Tempe, Arizona, a computer peripheral manufacturer. She received a Bachelor of Science degree in Accounting from Arizona State University.

PETER SHAMBORA

    Mr. Shambora, age 51, joined Mylex in October 1993, as Vice President, Sales and Marketing. Mr. Shambora previously held positions from February 1992 to October 1993, at Mass Microsystems as Vice President, Sales and Marketing and from January 1987 to February 1992, at Storage Dimensions as Vice President, Worldwide Sales. Prior to these positions, Mr. Shambora held positions at various technology companies, including companies such as; Atasi, Four Phase Systems and Ampex. He also served in the U.S. Navy for 10 years as a Naval Aviation Officer and departed with the rank of Lieutenant Commander. Mr. Shambora received his undergraduate degree from San Jose State University in Industrial Management and a Masters degree from the University of Southern California in Systems Management. He has also taught and lectured on international business.

SHERMAN W. TOM

    Mr. Sherman W. Tom, age 40, joined the Company in February 1994, as Vice President of Operations. From October 1988 until July 1993, he served as Vice President of Operations for Ultra Network Technologies, a manufacturer of high performance network products and services. From December 1984 until August 1988, he held positions of Director, Manufacturing Technology & Engineering Services and Director, Subsystems Manufacturing Group for Silicon Graphics Computer systems. Prior to his employment with Silicon Graphics, from 1976 to 1984, Mr. Tom was involved in senior management and technical positions in emerging technology companies, including six years with Gould Inc., Biomation Division. He attended West Valley College and San Jose State University where he studied business and industrial technology.

KRISHNAKUMAR RAO SURUGUCCHI

    Mr. Surugucchi, age 39, joined the Company in February 1992, as Director of Hardware Engineering. He was promoted to Vice President of Engineering in July 1994. Prior to joining the Company, Mr. Surugucchi was Director of Engineering for the Company's subsidiary, Mylex, India from April 1991 to February 1992. Prior to these positions, Mr. Surugucchi was Deputy General Manager for PSI, India from November 1979 to March 1991. Mr. Surgucchi received his undergraduate degree and masters degree in Electrical Engineering from The Indian Institute of Technology, Bombay, India in 1977 and 1979 respectively.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    On July 17, 1992, a group of investors (the "Investors"), purchased a majority interest in Northgate Computer Systems, Inc. ("Northgate") for $1.3 million. As a result of this transaction, two current directors, Dr. Mirza, and Mr. Love were appointed to the membership of Northgate's Board of Directors in July of 1992. One former director of the Company, Dr. M. Akram Chowdry was appointed to the Northgate board in September 1992 and later became chairman. Mr. Dudhia was appointed Chairman of Northgate's Board in November 1993. Mr. Love resigned from the Northgate Board in September 1993, shortly after election to the Company's Board. Dr. Chowdry resigned from the Northgate Board in August 1993 and Dr. Mirza and Mr. Dudhia each resigned from the Northgate Board in April 1994. The Company, as an entity, has no equity interest in Northgate, however, the Company did have an ongoing business relationship with Northgate pursuant to which Northgate had purchased products from the Company at the prices established by the Company for other third party purchasers who buy similar quantities of products. During 1992 and the first seven months of 1993, the Company provided commercial credit to Northgate for such purchases. For the year ended December 31, 1994, sales to Northgate totaled $64,866.

    The Company in 1994 utilized the services of the business firm, Saicom, owned by the wife of officer Dr. Parveen Gupta, for software duplication and printing of product manuals. Products were obtained for competitive pricing/quantities. All transactions were completed in the normal course of business and the Company paid $101,717 for Saicom services in 1994 This relationship was terminated in 1994.

    On January 23, 1995 the Company and Mr. Montross agreed upon the basic terms to be included in his revised employment agreement. The agreement will be effective January 1, 1995 and extend for a term of four years or through December 31, 1998. The basic terms as agreed upon provide for an annual salary of $250,000 and a bonus based upon the Company's profitability. Additionally, the agreed upon terms include stock options to be granted as follows; 150,000 shares on January 23, 1995, 150,000 shares in January 1996 and 70,000 shares in January 1997.

                         COMPENSATION COMMITTEE REPORT

    The Compensation Committee (the "Committee") of the Board of Directors establishes the general compensation policies of the Company as well as the compensation plans and specific compensation levels for executive officers. In addition, it administers the Company's employee stock option plans. The Committee is currently composed of three independent, non-employee directors.

    The Committee believes that the compensation of the executive officers, including that of the Chief Executive Officer (collectively, the "Executive Officers") should be influenced by the Company's performance. The Committee establishes the salaries of all the Executive Officers by considering (1) the salaries of executive officers in similar positions of comparably-sized companies, (2) the Company's financial performance for the past year as described below, and (3) the achievement of certain objectives related to the particular Executive Officer's area of responsibility. Key target performance objectives used in determining executive compensation include the attainment of certain levels of revenue and operating income, as specified by the Committee. Base salaries for Executive Officers other than the Chief Executive Officer are set by the Committee, in consultation with the Chief Executive Officer.

    The Company has adopted an Executive Bonus Plan. The purposes of the Executive Bonus Plan are to tie compensation to achievement on performance measures that influence shareholder value creation, and to ensure payments are targeted to provide a competitive level of compensation, taking into account the Company's performance against its revenue and operating income objectives, which are set annually by the Committee. The Company achieved its operating income objectives in 1994, and as a result paid a bonus to the Chief Executive Officer of $398,771 and a total of $86,625 to other officers named in the Summary Compensation Table.

    The Company's 1993 Stock Option Plan provides for long-term incentive compensation for employees of the Company, including Executive officers. An important objective of the plan is to provide additional incentives to employees to work to maximize shareholder value. The option program utilizes vesting period to encourage retention of employees and executive officers, and reward long-term commitment to employment with the Company. The Board, in consultation with the Committee and the Chief Executive Officer, is responsible for determining, subject to the terms of the Option Plan, the individuals to whom grants should be made, the timing of grants, the exercise price per share, and the number of shares subject to each grant.

    The terms of the President and Chief Executive Officer's compensation plan provides for (1) competitive base salary, (2) participation in the Executive Bonus Plan payable on the achievement of certain operating income objectives and
(3) grants of options to purchase shares of Common Stock of the corporation, vesting at a stated percentage per year. In addition, among the factors the Committee considered in setting the Chief Executive Officer's salary was the development of new products. For the other officers of the Company, a cash bonus is determined by the Board of Directors based upon the achievement of certain revenue and operating income targets similar to those in place for the Chief Executive Officer, which bonus arrangements would be allocated among the officers of the corporation at the discretion of, and in such amounts as determined by the Board of Directors.

                                          Mr. Ismael Dudhia
                                          Mr. Richard Love
                                          Dr. Inder Singh

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Directors Mr. Dudhia, Mr. Love and Dr. Singh comprise the Compensation Committee.

    Mr. Love is the current Treasurer of the Company and was appointed in January 1995.

    Dr. Singh was Treasurer of the Company from February 1989 to November 1989.

                    PERFORMANCE GRAPH FOR MYLEX CORPORATION
                         6 YEAR CUMULATIVE TOTAL RETURN
                     MYLEX CORPORATION, NASDAQ MARKET (USA)
                 AND NASDAQ COMPUTER MANUFACTURER STOCK (#357)

                  EDGAR REPRESENTATION OF GRAPHIC PLOT POINTS

                                                                         FISCAL YEAR END
                                           ---------------------------------------------------------------------------
                                             1988       1989       1990       1991       1992       1993       1994
                                           ---------  ---------  ---------  ---------  ---------  ---------  ---------
Mylex                                         100.00      83.33     100.00     146.67     326.67     353.33     596.69
NASDAQ
 Market (USA)                                 100.00     143.86     122.51     183.94     213.90     243.98     238.78
NASDAQ
 Computer Manufacturer                        100.00     102.75     109.73     167.47     225.11     213.33     234.40

- ------------------------
NOTE:  Assumes $100  invested on  12/31/88 in  Mylex Corporation,  NASDAQ Market
(USA) and NASDAQ Computer Manufacturer Stock. Assumes reinvestment of dividends on a daily basis.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of registered class or the Company's equity securities, to file certain reports of ownership with the Security and Exchange Commission (the "SEC"). Such officers, directors and shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

    Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that Mr. Montross and Ms. Meyers failed to timely report grants of shares of the Company's Common Stock. Such grants were subsequently reported on Form 5's.

    The Company believes the items set forth in the foregoing reporting disclosure are technical in nature, and the transactions that were not reported on a timely basis, did not involve violations of the trading prohibition set forth in Section 16(b) of the Exchange Act.

                                 OTHER MATTERS

    Management does not intend to bring before the meeting any matters other than those set forth herein, and has no present knowledge that any other matters will or may be brought before the meeting by others. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the proxies in accordance with their judgment.
                                          ON BEHALF OF THE BOARD OF DIRECTORS
                                          [SIG]
                                          Al Montross
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                               MYLEX CORPORATION
                 PROXY FOR 1995 ANNUAL MEETING OF SHAREHOLDERS
                         ------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned shareholder of MYLEX CORPORATION, a Florida corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 23, 1995, and hereby appoints Mr. Al Dudhia and Mr. Montross, or either of them, with full power of substitution to vote and otherwise represent all of the shares registered in the name of the undersigned at the 1995 Annual Meeting of Shareholders of MYLEX CORPORATION to be held on April 24, 1995, at 2:00 p.m., local time, at 34551 Ardenwood Blvd., Fremont, California, 94555, and at any adjournment or adjournments thereof, with the same effect as if the undersigned were present and voting such shares, on the matters set forth below:

1. Election of          FOR all nominees listed below                        WITHHOLD AUTHORITY to vote
directors.              (except as marked to the contrary below) / /         for all nominees listed below / /

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW.)

Mr. Al Montross, Dr. Inder M. Singh, Dr. M. Yaqub Mirza, Mr. Ismael Dudhia, Mr.
                       Richard Love, Mr. Stephen McKenzie

   2. To amend the Company's 1993 Stock Option Plan to increase the number of shares available thereunder by 700,000 shares.
                   FOR  / /        AGAINST  / /       ABSTAIN  / /

   3. To ratify the appointment of KPMG Peat Marwick LLP as independent public accountants of the Company for the fiscal year ending December 31, 1995.

                     FOR  / /       AGAINST  / /       ABSTAIN  / /

      4. To transact such other business as may properly come before the meeting or any adjournments thereof.

                 FOR  / /        AGAINST  / /        ABSTAIN  / /

                                      (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

         (CONTINUED FROM OTHER SIDE)

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE PERSONS AND PROPOSALS, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE.
                                                 _______________________________
                                                     (Name typed or printed)
                                                 _______________________________
                                                           (Signature)
                                                 _______________________________
                                                     (Title, if appropriate)
                                                 Date: ___________________, 1995

                                                 I plan to attend the
                                                 meeting:    Yes / / No / /

                                                 Sign exactly  as  your  name(s)
                                                 appears on your stock
                                                 certificate.  A  corporation is
                                                 requested to sign  its name  by
                                                 its President or other
                                                 authorized   officer  with  the
                                                 office held designated.
                                                 Executors, administrators,
                                                 trustees, etc.,  are  requested
                                                 to so indicate when signing. If
                                                 stock   is  registered  in  two
                                                 names, both should sign.

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE
          THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.